PROSPECTUS SUPPLEMENT                          This Prospectus Supplement, filed
FOR THE PERIOD ENDING                          pursuant to Rule 424(b)(3),
OCTOBER 31, 2001 TO                            relates to Registration Statement
PROSPECTUS DATED                               33-71504-01 and the Prospectus
NOVEMBER 16, 1993                              dated November 16, 1993



                       SECURITIES AND EXCHANGE COMMISSION
                             450 Fifth Street, N.W.
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 15, 2001



                          DISCOVER CARD MASTER TRUST I
                          ----------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          0-23108                    Not Applicable
--------                          -------                    --------------
(State of                         (Commission                (IRS Employer
organization)                     File Number)               Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                    19720
-------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (302) 323-7434


                                       n/a
                  --------------------------------------------
                 (Former address, if changed since last report)


                                  Page 1 of 221
                         Index to Exhibits is on page 9

Item 5.  Other Events

A)  Series 1993-3:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1993-3, which is attached as Exhibit 20(a) hereto.

B)  Series 1994-2:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1994-2, which is attached as Exhibit 20(b) hereto.

C)  Series 1995-1:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1995-1, which is attached as Exhibit 20(c) hereto.

D)  Series 1995-3:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1995-3, which is attached as Exhibit 20(d) hereto.

E)  Series 1996-2:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1996-2, which is attached as Exhibit 20(e) hereto.

F)  Series 1996-3:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1996-3, which is attached as Exhibit 20(f) hereto.

G)  Series 1996-4:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1996-4, which is attached as Exhibit 20(g) hereto.

H)  Series 1997-1:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1997-1, which is attached as Exhibit 20(h) hereto.

I)  Series 1997-2:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1997-2, which is attached as Exhibit 20(i) hereto.

J)  Series 1997-3:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1997-3, which is attached as Exhibit 20(j) hereto.

K)  Series 1998-3:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1998-3, which is attached as Exhibit 20(k) hereto.

L)  Series 1998-6:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1998-6, which is attached as Exhibit 20(l) hereto.

M)  Series 1998-7:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1998-7, which is attached as Exhibit 20(m) hereto.

N)  Series 1999-1:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1999-1, which is attached as Exhibit 20(n) hereto.

O)  Series 1999-2:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1999-2, which is attached as Exhibit 20(o) hereto.

P)  Series 1999-3:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1999-3, which is attached as Exhibit 20(p) hereto.

Q)  Series 1999-4:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1999-4, which is attached as Exhibit 20(q) hereto.

R)  Series 1999-5:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1999-5, which is attached as Exhibit 20(r) hereto.

S)  Series 1999-6:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 1999-6, which is attached as Exhibit 20(s) hereto.

T)  Series 2000-1:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2000-1, which is attached as Exhibit 20(t) hereto.

U)  Series 2000-2:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2000-2, which is attached as Exhibit 20(u) hereto.

V)  Series 2000-3:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2000-3, which is attached as Exhibit 20(v) hereto.

W)  Series 2000-4:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2000-4, which is attached as Exhibit 20(w) hereto.

X)  Series 2000-A:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2000-A, which is attached as Exhibit 20(x) hereto.

Y)  Series 2000-5:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2000-5, which is attached as Exhibit 20(y) hereto.

Z)  Series 2000-6:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2000-6, which is attached as Exhibit 20(z) hereto.

AA) Series 2000-7:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2000-7, which is attached as Exhibit 20(aa) hereto.

AB) Series 2000-8:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2000-8, which is attached as Exhibit 20(ab) hereto.

AC) Series 2000-9:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2000-9, which is attached as Exhibit 20(ac) hereto.

AD) Series 2001-1:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2001-1, which is attached as Exhibit 20(ad) hereto.

AE) Series 2001-2:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2001-2, which is attached as Exhibit 20(ae) hereto.

AF) Series 2001-3:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2001-3, which is attached as Exhibit 20(af) hereto.

AG) Series 2001-4:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2001-4, which is attached as Exhibit 20(ag) hereto.

AH) Series 2001-5:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2001-5, which is attached as Exhibit 20(ah) hereto.

AI) Series 2001-6:
On November 15, 2001 the Registrant made available the Monthly
Certificateholders' Statement for October 2001 with respect to Series 2001-6, which is attached as Exhibit 20(ai) hereto.

Item 7.  Financial Statements and Exhibits

c) Exhibits

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1995-1.

20(d)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1995-3.

20(e)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1996-2.

20(f)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1996-3.

20(g)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1996-4.

20(h)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1997-1.

20(i)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1997-2.

20(j)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1997-3.

20(k)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1998-3.

20(l)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1998-6.

20(m)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1998-7.

20(n)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-1.

20(o)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-2.

20(p)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-3.

20(q)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-4.

20(r)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-5.

20(s)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-6.

20(t)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-1.

20(u)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-2.

20(v)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-3.

20(w)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-4.

20(x)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-A.

20(y)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-5.

20(z)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-6.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-7.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-8.

20(ac)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-9.

20(ad)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-1.

20(ae)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-2.

20(af)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-3.

20(ag)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-4.

20(ah)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-5.

20(ai)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-6.

                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                DISCOVER CARD MASTER TRUST I
                                        (Registrant)

                                By:  DISCOVER BANK
                                     (formerly Greenwood Trust Company)
                                     as originator of the Trust

                                By:             Michael F. Rickert
                                     -------------------------------------------
                                     Michael F. Rickert
                                     Vice President, Chief Accounting Officer,
                                     and Treasurer


Date:  November 15, 2001

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------
20(a)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1993-3.

20(b)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1994-2.

20(c)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1995-1.

20(d)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1995-3.

20(e)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1996-2.

20(f)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1996-3.

20(g)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1996-4.

20(h)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1997-1.

20(i)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1997-2.

20(j)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1997-3.

20(k)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1998-3.

20(l)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1998-6.

20(m)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1998-7.

20(n)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-1.

20(o)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-2.

20(p)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-3.

20(q)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-4.

20(r)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-5.

20(s)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 1999-6.

20(t)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-1.

20(u)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-2.

20(v)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-3.

20(w)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-4.

20(x)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-A.

20(y)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-5.

20(z)                      Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-6.

20(aa)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-7.

20(ab)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-8.

20(ac)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2000-9.

20(ad)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-1.

20(ae)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-2.

20(af)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-3.

20(ag)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-4.

20(ah)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-5.

20(ai)                     Monthly Certificateholders' Statement, related to the month ending
                           October 31, 2001, for Series 2001-6.